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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 29, 2002

                       PROTEIN POLYMER TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


              Delaware                  0-19724               33-0311631
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  (State or other jurisdiction of     (Commission           (IRS Employer
   incorporation or organization)     File Number)       Identification No.)


    10655 Sorrento Valley Road, San Diego California              92121
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        (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:     (858) 558-6064
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                                 Not Applicable
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          (Former name or former address, if changed since last report)




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Item 5.  Other Events.

         On April 29, 2002, Protein Polymer Technologies, Inc. (the "Registrant") announced that it adjourned its 2002 Annual Meeting of Stockholders to Friday, May 17, 2002. A copy of the Registrant's press release issued on April 29, 2002 with respect to the adjournment is attached hereto as
Exhibit 99.1 and incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits.


         (a)      Financial Statements of Business Acquired.

                  Not Applicable.

         (b)      Pro Forma Financial Information.

                  Not Applicable.

         (c)      Exhibits.

                  Exhibit 99.1 Press Release of the Registrant dated April 29, 2002


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            Protein Polymer Technologies, Inc.,
                            a Delaware corporation


Date: April 29, 2002        By:   /s/ J. Thomas Parmeter
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                                J. Thomas Parmeter
                                President



                                  EXHIBIT INDEX

Exhibit No.                Description
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Exhibit 99.1               Press Release of the Registrant dated April 29, 2002